UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2008

COMMERCE ENERGY GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 259-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 26, 2008, Commerce Energy Group, Inc. (the “Company”) and Universal Energy Group Ltd. (“UEG”) entered into an amendment No. 1 (the “Amendment”) to the letter agreement (the “Letter Agreement”) dated November 11, 2008 by and between the Company and UEG.  Pursuant to the Amendment, the Company agreed to extend the exclusivity period set forth in the Letter Agreement until December 6, 2008.  All other terms of the Letter Agreement remain unchanged.

Item 7.01  Regulation FD Disclosure.

On November 28, 2008, the Company issued a press release announcing the execution of the Amendment.  A copy of the press release is being furnished as Exhibit 99.2 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.	Description

99.1	Amendment No. 1 to Letter Agreement, dated November 26, 2008, between Universal Energy Group Ltd. and Commerce Energy Group, Inc.

99.2	Commerce Energy Group, Inc. press release dated November 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC.
a Delaware corporation

Date: November 28, 2008	By:	/s/ C. DOUGLAS MITCHELL
C. Douglas Mitchell
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment No. 1 to Letter Agreement, dated November 26, 2008, between Universal Energy Group Ltd. and Commerce Energy Group, Inc.

99.2	Commerce Energy Group, Inc. press release dated November 28, 2008